UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

Burlington Northern Santa Fe Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11535	41-1804964
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Lou Menk Drive

Fort Worth, Texas 76131

(Address of principal executive offices) (Zip Code)

(800) 795-2673

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

Burlington Northern Santa Fe Corporation (the “Company”) and BNSF Funding Trust I (the “Trust”) entered into an underwriting agreement (the “Agreement”) dated as of December 12, 2005 among the Company, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman Sachs & Co., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”) pursuant to which the Trust agreed to issue and sell to the Underwriters an aggregate of $500,000,000 fixed rate/floating rate trust preferred securities, guaranteed to the extent described in the prospectus supplement (“Prospectus Supplement”) filed pursuant to a shelf registration statement on Form S-3, Registration Number 333-130214. The Trust will use the proceeds from the sale of the trust preferred securities to purchase junior subordinated notes of the Company, as further described in the prospectus supplement. In connection with this transaction, the Company entered into a replacement capital covenant for the benefit of holders of a designated series of indebtedness which provides that the Company will not redeem the junior subordinated notes and the Trust will not redeem the trust preferred securities on or before December 15, 2040, except, with certain limited exceptions, to the extent that during the 180 days prior to the date of that redemption or repurchase the Company has received proceeds from the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the junior subordinated notes at the time of such redemption or repurchase.

A copy of the underwriting agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

See Exhibits index included herewith. The documents filed herewith are incorporated by reference into Registration Statement on Form S-3, Number 333-130214.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: December 15, 2005	By:	/s/ James H. Gallegos
James H. Gallegos Vice President and Corporate General Counsel

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
1.1	Underwriting agreement dated as of December 12, 2005 among the Company, BNSF Funding Trust I, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman Sachs & Co., as representatives of the several underwriters named on Schedule I thereto

4.4	Form of Amended and Restated Declaration of Trust of BNSF Funding Trust I

4.5	Form of Guarantee Agreement Between the Company and US Bank Trust National Association as Guarantee Trustee

4.6	Form of Supplemental Indenture between the Company and US Bank Trust National Association (containing form of junior subordinated note)

4.7	Form of Agreement as to Expenses and Liabilities (included as Exhibit C to Exhibit 4.4)

4.8	Form of Trust Preferred Securities Certificate (included as Exhibit D to Exhibit 4.4)

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP as to the validity of the guarantee

5.2	Opinion of Richards, Layton & Finger, P.A. as to the validity of the Trust Preferred Securities of the Company

8.1	Tax Opinion of Sidley Austin Brown & Wood LLP

10.1	Form of Replacement Capital Covenant

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.1)

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2)

23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)